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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 3, 2001

                      BROWN & BROWN, INC.
     (Exact name of registrant as specified in its charter)


        FLORIDA                         0-7201             59-0864469
 (State or other jurisdiction          (Commission        (IRS Employer
      of incorporation)                  File Number)      Identification No.)

220 S. RIDGEWOOD AVE., DAYTONA BEACH, FL            32114
   (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (904) 252-9601

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

On January 3, 2001, Brown & Brown, Inc. (the "Company") completed its  acquisition  of all of the insurance agency business-related assets  of  Riedman  Corporation  ("Riedman"),  headquartered  in
Rochester,   New  York  with  offices  located  in   13   states.
Simultaneously with this transaction, Brown & Brown  of  Wyoming,
Inc. ("Brown & Brown-Wyoming"), a wholly-owned subsidiary of  the
Company,  acquired  all of the insurance agency  business-related assets of Riedman Insurance of Wyoming, Inc. ("Riedman-Wyoming"),
a  wholly-owned subsidiary of Riedman based in Cheyenne, Wyoming.
These  acquisitions  were  made pursuant  to  an  asset  purchase agreement among the Company, Riedman, and Riedman's shareholders, as amended, a purchase agreement between the Company and Andrew Meloni
(which will be filed by amendment to this report),
and a general assignment and bill  of  sale  from Riedman-Wyoming to
Brown & Brown-Wyoming.    The  aggregate consideration for the assets,
which is payable in cash in three installments by the Company and  Brown
& Brown-Wyoming pursuant  to  these  agreements, is  equal  to
approximately  1.55  times   Riedman's revenues  for the year 2000
less certain Riedman debt related  to its  prior  acquisitions, which will be assumed by the Company. The cash consideration paid by the Company and Brown & Brown-Wyoming at closing was approximately $60,016,572. The acquired assets were used by the sellers in their insurance
agency business.   The  Company  and  Brown &  Brown-Wyoming  intend  to
continue  the  use  of  these  assets  in  the  insurance  agency

<PAGE 2>

business.   These acquisitions were recorded using  the  purchase
method of accounting.    A term loan from SunTrust Bank was  used
as the source of funds for these acquisitions.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired.

Financial statements for Riedman (which consolidated financial statements will include Riedman-Wyoming) are not being filed with this initial report. Such financial statements shall be filed by amendment not later than March 19, 2001.

(b)   Pro Forma Financial Information.

Pro forma financial information for Riedman (which consolidated pro forma financial information will include Riedman-Wyoming) is not being filed with this initial report. Such pro forma financial information shall be filed, along with the financial statements referenced in Item 7(a) of this initial report, by amendment not later than March 19, 2001.

(c)  Exhibits.

EXHIBIT   DESCRIPTION

10(a) Asset Purchase Agreement, dated September 11, 2000, among the Company, Riedman Corporation and Riedman Corporation's shareholders, incorporated by reference to the Company's Quarterly Report on Form 10-Q dated November 13, 2000 (File No. 0-7201)

10(b) First Amendment to Asset Purchase Agreement, dated January 3, 2001, among the Company, Riedman Corporation and Riedman's Corporation's shareholders

10(c) General Assignment and Bill of Sale, dated January 1, 2001, from Riedman Insurance of Wyoming, Inc. to Brown & Brown of Wyoming, Inc.

<PAGE 3>

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BROWN & BROWN, INC.
                              (Registrant)




Date:  January 18, 2001       /S/  CORY T. WALKER
                              __________________________________
                              CORY T. WALKER, VICE PRESIDENT,
                              CHIEF FINANCIAL OFFICER AND
                              TREASURER
                              (Signature)
<PAGE 4>

                          Exhibit Index
                       Brown & Brown, Inc.
                   Current Report on Form 8-K
                      Dated January 3, 2001


Exhibit No.    Description
___________    ______________
10(a)          Asset Purchase Agreement, dated September 11, 2000,
               among the Company, Riedman Corporation and Riedman
               Corporation's shareholders, incorporated by reference
               to the Company's Quarterly Report on Form 10-Q dated
               November 13, 2000 (File No. 0-7201)

10(b)          First Amendment to Asset Purchase Agreement, dated
               January 3, 2001, among the Company, Riedman
               Corporation and Riedman's Corporation's shareholders

10(c)          General Assignment and Bill of Sale, dated
               January 1, 2001, from Riedman Insurance of Wyoming, Inc.
               to Brown & Brown of Wyoming, Inc.
